THE TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2023

Fund	Class	Ticker Symbol
TETON Westwood Mighty MitesSM Fund
	AAA	WEMMX
	A	WMMAX
	C	WMMCX
	I	WEIMX
TETON Westwood SmallCap Equity Fund
	AAA	WESCX
	A	WWSAX
	C	WWSCX
	I	WWSIX
TETON Convertible Securities Fund
	AAA	WESRX
	A	WEIAX
	C	WEICX
	I	WESIX
TETON Westwood Equity Fund
	AAA	WESWX
	A	WEECX
	C	WEQCX
	I	WEEIX
TETON Westwood Balanced Fund
	AAA	WEBAX
	A	WEBCX
	C	WBCCX
	I	WBBIX

The TETON Westwood Funds (the “Trust”) currently consists of five separate investment portfolios referred to as TETON Westwood Mighty Mites FundSM (the “Mighty Mites Fund”), TETON Westwood SmallCap Equity Fund (the “SmallCap Equity Fund”), TETON Convertible Securities Fund (the “Convertible Securities Fund”), TETON Westwood Equity Fund (the “Equity Fund”), and TETON Westwood Balanced Fund (the “Balanced Fund”), (individually, each a “Fund,” and collectively, the “Funds”).

This Statement of Additional Information (“SAI”), which is not a prospectus, provides information about each of the Funds. The SAI should be read in conjunction with the Funds’ current prospectus for Class AAA shares, Class A shares, Class C shares, and Class I shares, dated January 27, 2023. This SAI is incorporated by reference in its entirety into the prospectus. Portions of the Trust’s annual report and semiannual report (unaudited) to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus, the Trust’s annual report or semiannual report to shareholders, please contact the Funds at the address, telephone number, or website printed below.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI (800-422-3554)

www.gabelli.com

GENERAL INFORMATION AND HISTORY

The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on June 12, 1986. On September 7, 2012, the Trust’s Board of Trustees (collectively, the “Board” and individually, each a “Trustee”) approved a change in the name of the Trust from “The GAMCO Westwood Funds” to “The TETON Westwood Funds” and the names of each of the individual funds as follows: TETON Westwood Mighty Mites Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Income Fund, TETON Westwood Equity Fund, and TETON Westwood Balanced Fund, effective on October 1, 2012. On October 1, 2016, the TETON Westwood Income Fund changed its name to the TETON Convertible Securities Fund. The Trust operates a multi- class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Management of the Funds

Each of the Advisers (as defined herein) has established an Investment Research Advisory Committee (each a “Committee”), with respect to each of the Funds advised by the Teton Advisors, LLC (the “Adviser”) and the Keeley-Teton Advisers, LLC (the “SmallCap Adviser” and together with the Adviser, the “Advisers”), as applicable, to be comprised of select individuals from the Advisers and related Sub-Advisers. The Committees are ultimately responsible for the day-to-day management of the Funds’ portfolios and work with the team leaders in developing and executing each Fund’s investment program. The members of the Committee for the Mighty Mites Fund, the Convertible Securities Fund, the Equity Fund and the Balanced Fund, are as follows: Mario Gabelli, Sara Wojda, Hendi Susanto, Wayne Plewniak, Nicholas Galluccio, James Dinsmore, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Thomas Dinsmore, Sarah Donnelly, Ashish Sinha, Gustavo Pifano, Marc Gabelli, Scott Butler, Tony Bancroft, Jeff Jonas, Ian Lapey, Timothy Winters, Robert Leininger, Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Edward S. Borland and Robert M. Goldsborough. The members of the Committee for the SmallCap Equity Fund are as follows: Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Hendi Susanto, Wayne Plewniak, Mark N. Odegard, Nicholas Galluccio, James Dinsmore, William F. Fiedler, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Thomas Dinsmore, Sarah Donnelly, Ashish Sinha, Marc Gabelli, Edward S. Borland, Justin Bergner and Robert M. Goldsborough.

Certain members of each Committee are portfolio managers and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Funds utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under each Adviser’s strict investment criteria before it may be implemented for a Fund. This team approach reinforces the Advisers’ discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Funds. The composition of the Committee and any respective team may change from time to time.

The Mighty Mites Fund is overseen by members of the firm’s Global Micro Cap Smaller Companies Value Team which consists of the portfolio managers listed herein who are jointly and primarily responsible for the day-to-day management of the Mighty Mites Fund and additional global analysts at the firm. In the absence of a consensus among portfolio managers,

The SmallCap Equity Fund is overseen by members of the firm’s Global Value and Restructuring Team which consists of the portfolio managers listed herein who are jointly and primarily responsible for the day-to-day management of the Fund and additional global analysts at the firm.

The Convertible Securities Fund is overseen by members of the firm’s Global Convertible Credit Value Team which consists of the portfolio managers listed herein who are jointly and primarily responsible for the day-to-day management of the Fund and additional global analysts at the firm.

The Equity Fund and the Balance Fund are overseen by portfolio managers who are jointly and primarily responsible for the day-to-day management and analysts of the Westwood Sub-Adviser through a sub-advisory relationship dating since the formation of Westwood Holdings Group, Inc. and Teton, Inc. The team consists of the portfolio managers listed herein and additional analysts at the Westwood Sub-Adviser.

Investment Objectives

The prospectus discusses the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize, and certain risks associated with such investments and strategies.

The Funds, except for the Mighty Mites Fund, will not engage in the short-selling of securities. The Funds, except for the Mighty Mites Fund, will not engage in arbitrage. In addition, as a fundamental policy, the Funds will not issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as set forth under “Investment Restrictions” below.

Convertible Securities (All Funds). Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.

A Fund may also invest in “synthetic” convertible securities. A “synthetic” convertible security may be created by a Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. Synthetic convertible securities differ from convertible securities whose conversion privilege may be evidenced by warrants attached to the security or acquired as part of a unit with the security. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the issuer of the convertible note.

Contingent Convertible Securities (Convertible Securities Fund). One type of mandatory convertible security in which the Fund may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security typically issued by banking institutions. CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve.

CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

U.S. Government Securities (All Funds). U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Repurchase Agreements (All Funds). A Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

A Fund’s primary risk is that if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation would be less than the repurchase price. If the seller becomes bankrupt, a Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

A Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested.

Borrowing (All Funds). Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market value, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) may pledge, hypothecate, mortgage, or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options.

Bank Obligations (All Funds). Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (All Funds). Commercial paper includes short term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates Of Deposit (All Funds). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Funds may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings

Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

Other Mutual Funds (All Funds). Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, or any exemptive order issued thereunder, and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory, and administrative fees.

Corporate Debt Securities (All Funds). A Fund’s investments in corporate debt may include U.S. dollar or foreign currency- denominated corporate bonds, debentures, notes, and other similar corporate debt instruments of domestic and foreign issuers, which meet the minimum ratings and maturity criteria established for each Fund under the direction of the Board and the Advisers, Westwood Management Corp. (“Westwood” or the “Westwood Sub-Adviser”), and Gabelli Funds, LLC (“Gabelli Funds” or the “Gabelli Sub-Adviser” and, together with Westwood, the “Sub-Advisers”), if unrated, are in the Advisers’ opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Equity Fund and SmallCap Equity Fund may invest, in normal circumstances, up to 20%, and Mighty Mites Fund, up to 35%, of their respective total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least “BBB” by Standard & Poor’s Ratings Services (“S&P”), a division of S&P Global, Inc. or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody’s or S&P) or, if unrated, are determined to be of comparable quality by the Advisers, or in index options when it is believed they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. (Investment grade debt securities are those which are rated at least “BBB” by S&P or “Baa” by Moody’s). The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated below investment grade or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as “high yield, high risk” securities by the investment community (see “Lower Rated Securities” below for more complete information). The Equity Fund will not invest in below investment grade securities which are rated below “C” by S&P or Moody’s.

Debt securities rated “BBB” by S&P or “Baa” by Moody’s are considered medium grade obligations. Securities rated “Baa” by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated “BBB” by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the “Appendix” in this SAI for more details on the ratings of Moody’s and S&P.

Lower Rated Securities (All Funds). Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Advisers’ and the Sub-Advisers’ judgment, analysis, and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Advisers and the Sub-Advisers will normally take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer’s management, and regulatory matters. The Advisers and the Sub-Advisers will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis, and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default, or bankruptcy of the issuers of any such obligation.

Variable and Floating Rate Demand and Master Demand Notes (All Funds). A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund’s net assets.

A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

When-Issued or Delayed-Delivery Securities (All Funds). New issues of fixed-income securities usually are offered on a when- issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when- issued commitments will be made if more than 20% of a Fund’s net assets would be so committed.

Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. When a Fund purchases securities on a forward commitment, when issued, or delayed delivery basis it does not pay for the securities until they are received, and the Fund will “earmark” on the records of the Advisers or place in a segregated account with the Fund’s custodian, cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s forward commitments, when issued or delayed delivery commitments, or to enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund’s net assets and its NAV.

Foreign Securities (All Funds). Each Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency- denominated corporate debt securities, certificates of deposit, and bankers’ acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities. Each of the Funds may invest up to 25% of their respective total assets directly in foreign equity securities and in securities represented by European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and a Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in depositary receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. Notably, regulatory authorities in some of these markets currently do not provide the Public Company Accounting Oversight Board (“PCAOB”) with the ability to impact public accounting firms, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events. There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by each Fund. This may lead to higher expenses for funds that have foreign investments.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Emerging Market Securities (All Funds). The Funds may invest in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Funds may invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Zero Coupon and Payment In Kind Securities (the Balanced Fund). A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Consumer Discretionary Risks (the Mighty Mites Fund). A Fund’s investments may be exposed to issuers conducting business in the consumer discretionary sector. The manufacturing segment of the consumer discretionary sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. A Fund investing in this sector is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer discretionary sector. The performance of companies operating in the consumer discretionary sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the consumer discretionary sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Healthcare Risks (the Convertible Securities Fund, the Equity Fund, and the Balanced Fund). The healthcare sector includes companies relating to medical and healthcare goods and services, such as companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industrials Risks (the Mighty Mites Fund, the Small Cap Equity Fund, and the Equity Fund). Each Fund may invest a significant portion of its assets in securities issued by companies in the industrials sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Information Technology Risks (All Funds). The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Information technology companies typically rely on patents and intellectual property rights.

Financial Services Risks (the Mighty Mites Fund, the Small Cap Equity Fund, the Equity Fund, and the Balanced Fund). The Funds may invest from time to time in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress. Different areas of the overall financial services sector tend to be highly correlated and particularly vulnerable to certain factors.

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Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity.

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Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations.

Real Estate Investment Trust Securities (“REITs”) (All Funds). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Advisers to be real estate oriented and consistent with the Fund’s investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate and real estate loans; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and generally derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and generally derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Derivatives (All Funds). The Funds may invest in derivative securities as described below; however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund’s net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Advisers’ ability to predict correctly movements in one or more underlying instruments, indices, stocks, the market generally, or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund’s successful use of derivatives if and when utilized.

Limitations on the Purchase and Sale of Futures Contracts and Certain Options (All Funds). Subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options and certain currency transactions) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), each of the Advisers has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund. Each Fund and the Advisers are therefore not subject to registration or regulation as a commodity pool operator under the CEA and pursuant to Rule 4.5 under the CEA, certain trading restrictions are applicable to each Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions and options premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, each Fund is limited in its ability to invest in commodity futures and options (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, each Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Advisers to manage each Fund, and on each Fund’s performance.

Call and Put Options on Specific Securities (All Funds). These Funds may invest up to 5% of their assets, represented by the premium paid, in the purchase of call and put options on specific securities. A Fund may write (sell) “covered call” and put options on securities to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of a call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund’s portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the money,” respectively. A Fund may write (a) in-the-money call options when the Adviser or SmallCap Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser or SmallCap Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser or SmallCap Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as a Fund’s obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the national securities exchange on which the option is written.

An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. As a result, and because of current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Advisers believe there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts, or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

A covered call option written by a Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents, or U.S. government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken. A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under “Certain Fundamental Policies” below.

Stock Index Options (All Funds). These Funds may purchase and write put and call options on stock indices listed on national securities exchanges in order to realize their investment objectives or for the purpose of hedging their portfolio. Should a Fund seek to engage in transactions concerning put and call options on stock indices, options would be purchased or written with respect to not more than 25% of the value of the Fund’s net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (“NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100 Stock Index. Indices may also be based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Advisers’ ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund engages in stock index option transactions only when determined by the Advisers to be consistent with the Fund’s investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will “earmark” on the records of the applicable Adviser or place in a segregated account with its custodian, cash or other liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit.

With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

Futures Transactions—In General (All Funds). The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indices, as described below.

A Fund’s commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC in accordance with the applicable Adviser’s filing of an exclusion from registration as a CPO. In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund’s assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

In connection with its futures transactions, a Fund will “earmark” on the records of the Advisers or establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other liquid securities in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will not have the effect of limiting a Fund’s ability to otherwise invest those assets.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund’s existing position in the contract.

Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

In addition, due to the risk of an imperfect correlation between securities in the Fund’s portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect a Fund’s net investment results if market movements are not as accurately anticipated when the hedge is established.

Interest Rate Futures Contracts (the Balanced Fund). The Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated “contracts markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA Certificates, and three-month U.S. Treasury Bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long term U.S. government securities and the Advisers anticipate a rise in long term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long term securities. If rates increased and the value of the Fund’s portfolio securities declined, the value of the Fund’s futures contracts would increase, thereby protecting the Fund by preventing net asset value per share (“NAV”)

from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Advisers expect long term interest rates to decline, the Fund might enter into futures contracts for the purchase of long term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short term securities or waiting for the long term market to stabilize.

Stock Index Futures Contracts (All Funds). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

There can be no assurance of a Fund’s successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Advisers still may not result in a successful hedging transaction. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

Successful use of stock index futures by a Fund also is subject to the applicable Adviser’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures (All Funds). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund’s loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund’s portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives.

However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund’s losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

Forward Foreign Currency Exchange Contracts (All Funds). The Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a Fund that utilizes these instruments. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short term currency market movements is not possible, and short term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Funds will “earmark” on the records of the Advisers’ or the Funds’ custodian will place cash or other liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund’s commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps. The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Funds are regulated as swaps by the CFTC or regulated as security-based swaps by the Securities and Exchange Commission (“SEC”).

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared.

With respect to non-cleared OTC derivatives, swap dealers are now required to post and collect collateral on a daily basis to secure mark-to-market obligations (“variation margin”) in the form of cash and other liquid securities (subject to minimum haircuts) when trading OTC derivatives with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC derivatives will be phased-in through at least 2021. These requirements will increase the amount of collateral a Fund is required to provide and the costs associated with providing it if a Fund becomes subject to these requirements.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Funds to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any Fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Mortgage-Related Securities (the Balanced Fund). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short term debt instruments into long term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on

FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.

Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions” below.

Other Asset-Backed Securities (the Balanced Fund). Other asset- backed securities (“ABS”) (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are “passed through” monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For ABS, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under “Mortgage-Related Securities.” Either the PSA model, the ABS model, or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in ABS.

Short Sales Against the Box (the Mighty Mites Fund and Convertible Securities Fund). These Funds may sell securities “short against the box.” While a short sale is the sale of a security that these Funds do not own, it is “against the box” if at all times when the short position is open, these Funds own an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In a short sale, the Funds do not immediately deliver the securities sold or receive the proceeds from the sale. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Funds.

These Funds may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Funds or security convertible into, or exchangeable for, the security, or when the Funds do not want to sell the security they own, because among other reasons, they wish to defer recognition of gain or loss for U.S. Federal income tax purposes. The Funds may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Funds, because the Funds may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Lending Portfolio Securities (All Funds). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 102% and 105%, respectively, of the current market value of domestic and international securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government or agency securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33 1/3% of a Fund’s total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Trust’s Trustees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Trust’s Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Illiquid Securities and Rule 144A Securities (All Funds). Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

The Funds have adopted fundamental policies with respect to investments in illiquid securities. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may invest up to 10% (except for the SmallCap Equity Fund, Mighty Mites Fund, and Convertible Securities Fund which may invest up to 15%) of its net assets in illiquid securities, including certain restricted securities issued under Section 4(2) of the Securities Act. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the 1933 Act will generally be treated as illiquid and subject to each Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Advisers will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Advisers; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Advisers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Advisers deem relevant. The Advisers will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by a Fund does not exceed 10% of the Fund’s average daily net assets (except for the Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund, which may invest up to 15%).

Other Investment Considerations (All Funds). Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or the Sub-Advisers. However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

Economic Events and Market Risk (All Funds). An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a global pandemic by the World Health Organization and a public health emergency in the United States. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Trust is subject to an elevated degree of risk as compared to other market environments. Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the net asset value of the Trust’s shares. These events could have, and/or have had, a significant impact on the Trust’s performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a substantial economic downturn or recession, and our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged economic downturn or recession in the United States and other major markets.

Political Risks Relating to Russia’s Invasion of Ukraine (All Funds). Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. These sanctions could become broader in the future, including banning Russia from global payments systems that facilitate cross-border payments. A number of large corporations have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth. Russian military action (including cyberattacks and espionage) or actual and threatened responses to such actions, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government and Russian individuals, may have an impact not only on Russia, but the global economy. The ramifications of the hostilities and sanctions, however, may not be limited to Russia, Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Funds’ investments and performance beyond any direct exposure to Russian and Ukrainian issuers or those of adjoining geographic regions. These and any related events could have a significant impact on Trust performance and the value of an investment in the Trust.

Regulation and Government Intervention Risk (All Funds). Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that impact the regulation of the issuers in which a Fund invests. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund.

The SEC recently adopted Rule 18f-4 under the 1940 Act, which, effective August 18, 2022, regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund has established a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregate framework for covering derivatives and certain financial instruments arising from SEC and staff guidance.

In response to the current economic environment, the Biden administration may call for an increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

As of January 2021, the Democratic Party controls the executive branch of government and the Senate, the Republican Party controls the House of Representatives. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Funds’ operating environment and therefore its investment performance.

In addition, certain of the Funds’ investments may provide exposure to coupon rates that are based on the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Funds or their investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR or the Funds and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Funds and the financial markets generally, and the termination of certain Reference Rates presents risk to the Funds. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Funds. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Funds or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect each Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The outbreak of a novel coronavirus disease (“COVID-19”) has negatively affected economies, markets and individual companies in the United States and throughout the world. The effects of this pandemic to public health and business and market conditions may continue to have a significant negative impact on the performance of the Funds’ investments, increase the Funds’ volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Funds’ investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Funds may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Funds and their ability to achieve their investment objectives.

Special Risks Related to Cybersecurity (All Funds). The Trust and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Trust and its service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Trust and its service providers. Cyberattacks against or security breakdowns of the Trust or its service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate each Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value. There can be no assurance that the Trust or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Funds’ investment objectives and the following investment restrictions are fundamental and cannot be changed without the affirmative vote of the holders of a majority of each Fund’s outstanding voting securities. The term “majority,” as defined by the 1940 Act when referring to the approvals to be obtained from shareholders in connection with changing fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Each Fund, except as otherwise indicated, may not:

1.

Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund’s total assets. For purposes of this restriction, these limitations do not apply with respect to securities issued by the U.S. government, its agencies, or instrumentalities.

2.

Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund’s total assets.

3.

Each Fund, other than the Mighty Mites Fund, may not purchase securities of any company having less than three years’ continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund’s investments in all such companies to exceed 5% of the value of its total assets.

4.

Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the applicable Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

5.

Purchase, hold, or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in this SAI.

6.

Purchase, hold, or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

7.

Borrow money or pledge, mortgage, or hypothecate its assets, except as described in this SAI and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund’s assets.

8.

Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, or the purchase of bankers’ acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust’s Trustees.
9.	Act as an underwriter of securities of other issuers.
10.

The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.

11.

Each Fund, other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10% (15% for the Mighty Mites, SmallCap Equity and Convertible Securities Funds) of the value of a Fund’s net assets would be so invested. Included in this category are “restricted” securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the 1933 Act which have been determined to be liquid pursuant to procedures established by the Board based upon the trading markets for the securities.

12.	Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund’s total assets.
13.

Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

14.

Purchase securities on margin, but the Funds may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

15.	Purchase or sell put and call options, or combinations thereof, except as set forth in this SAI.
16.

Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements in respect of the foregoing.

17.

The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

18.

Issue senior securities. If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values of portfolio securities or amount of total net assets will not be considered a violation of any of the foregoing restrictions, except that there is an ongoing asset coverage requirement in the case of borrowings. If the value of the Funds’ holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Funds’ Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Advisers and Sub-Advisers and their affiliates will often have access to information concerning the portfolio holdings of the Funds. The Trust, the Adviser, and Sub-Advisers have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Advisers and Sub-Advisers with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Trust, the Advisers, and the Sub-Advisers have adopted policies and procedures providing that Portfolio Holdings

Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Trust’s website or filed as part of a required filing on Form N-PORT or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Advisers’/Sub-Advisers’ legal department or outside counsel, as described below. The Advisers or the Sub-Advisers will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Advisers’ or Sub-Advisers’ interests and the Funds’ interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered “interested persons”, as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Trust or employee of the Advisers or Sub-Advisers shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the parent company of the Advisers.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Trust;
2.

To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Advisers or Sub-Advisers;

3.

To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Advisers or Sub-Advisers. The Funds’ current service providers that may receive such information are the administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Advisers or Sub-Advisers;
5.

To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, investment sub-adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Advisers or Sub-Advisers and is further subject to prior approval of the Chief Compliance Officer of the Trust and shall be reported to the Board at the next quarterly meeting; and

6.

To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Advisers or Sub-Advisers.

As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to their typesetter on a semiannual basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds’ sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is ADP Investor Communication Services. R.R. Donnelley and Data Communiqué provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Advisers or Sub-Advisers.

Other than these arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Trust that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Trust, nor the Advisers or Sub-Advisers, nor any of the Advisers’ or Sub-Advisers’ affiliates, will accept on behalf of itself, its affiliates, or the Funds, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Trust’s Chief Compliance Officer.

MANAGEMENT OF THE FUNDS

Under Massachusetts law, the Trust’s Board is responsible for establishing the Funds’ policies and for overseeing management of the Funds. The Board also elects the Trust’s officers who conduct the daily business of the Funds. Information pertaining to the Trustees and Officers of the Funds is set forth below.

Name, Position(s), Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex[3] Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEE[4]:

Nicholas F. Galluccio Trustee and Portfolio Manager 1950	Since 2017	8	Chairman of Teton Advisors, LLC (since 2021); Former President and Chief Executive Officer of Teton Advisors, Inc. (2008-2021); Group Managing Director, U.S. Equities (2004-2008), Managing Director, U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	Board of Regents of the University of Hartford

INDEPENDENT TRUSTEES:
Anthony S. Colavita[5] Trustee 1961	Since 2017	23	Attorney, Anthony S. Colavita, P.C.; Supervisor, Town of Eastchester, NY	—

James P. Conn Trustee 1938	Since 1994	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—

Leslie F. Foley[5] Trustee 1968	Since 2017	16	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover, Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Mary E. Hauck Trustee 1942	Since 2017	9	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Michael J. Melarkey Trustee 1949	Since 2017	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel,	Chairman of Southwest Gas Corporation (natural gas utility)

Name, Position(s), Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex[3] Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
			Mulligan & McKenzie (1980-2015)

Kuni Nakamura Trustee 1968	Since 2017	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Werner J. Roeder Trustee 1940	Since 1994	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza[5,6] Trustee 1945	Since 2004	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

Name, Position(s), Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each Officer will hold office for an indefinite term until he resigns or retires or until his or her successor is elected and qualified.

[3]

The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

[4]

“Interested person” of the Company as defined in the 1940 Act. Nicholas F. Galluccio is considered to be an interested person of the Trust because of his former position as President and Chief Executive Officer of Teton Advisors, Inc.

[5]

Mr. Colavita’s father, Anthony J. Colavita, and Ms. Leslie F. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of several funds in the Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.

[6]

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Funds. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b-2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

The Board believes that each Trustee’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Advisers, the Sub-Advisers, the sub-administrator, other service providers, counsel, and the Trust’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustee:

Nicholas F. Galluccio. Mr. Galluccio is Chairman of Teton Advisors, LLC, a multi-strategy asset management company, and was President and Chief Executive Officer of Teton Advisors, Inc from 2008-2021. He is also portfolio manager of the TETON Westwood SmallCap Equity Fund and Keeley Small-Mid Cap Value Fund. Mr. Galluccio joined Teton Advisors, Inc. in 2008, after a 25-year career at Trust Company of the West (“TCW”), where he was Group Managing Director, U.S. Equities, and led the investment team for the TCW SmallCap Value Added and TCW MidCap Value Opportunities equity strategies. He was senior portfolio manager and co-managed both strategies since their inception. Mr. Galluccio served on the TCW Asset Management Company (TAMCO) Board of Directors. Prior to TCW, he was with Lehman Brothers Kuhn Loeb, where he was a security analyst specializing in the semiconductor industry. Prior to Lehman Brothers, Mr. Galluccio was a staff writer for Forbes magazine. Mr. Galluccio holds an M.B.A. from Columbia Business School and an M.A. from Columbia University and a B.A. from the University of Hartford. He serves on the University of Hartford Board of Regents.

Independent Trustees:

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is Chairman of the Trust’s Nominating Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

James P. Conn. Mr. Conn is the Chairman of the Trust’s ad hoc Proxy Voting Committee, and a member of the Trust’s Audit and Nominating Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Leslie F. Foley. Ms. Foley is an attorney currently serving on the Board of the Addison Gallery of American Art at Phillips Academy Andover. She serves on the boards of another funds in the Gabelli Fund Complex. Ms. Foley was previously Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation. She also served in the White House Counsel’s Office as Associate Counsel to President George W. Bush. Earlier in her career, Ms. Foley served as Counsel for O’Melveny and Myers LLP; Managing Director of Fixed Income Legal at Bear, Stearns & Co. Inc.; associate at Dewey Ballantine LLP; and law clerk to Judge Diarmuid F. O’Scannlain of the United States Court of Appeals for the Ninth Circuit. She graduated from Yale University magna cum laude and from the University of Virginia School of Law where she was an editor of the Virginia Law Review.

Mary E. Hauck. Ms. Hauck was a Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company. She serves on the boards of other funds in the Gabelli Fund Complex. Ms. Hauck was formerly a Performing Arts Coordinator for The Sun Valley Center for the Arts in Sun Valley, Idaho; President of the Treasurer’s Fund of Gabelli-O’Connor Fixed Income Asset Management, Co.; Senior Vice President and Portfolio Manager of The Dreyfus Corp.; Senior Consultant for The Assembly Committee on Revenue and Taxation in the California Legislature; Investment Consultant for Scudder, Stevens and Clark; Investment Manager for Standard & Poor’s Counseling Corp.; Portfolio Analyst for Dodge & Cox; and Portfolio Assistant for Wells Fargo Bank. Ms. Hauck has been affiliated with the Bedford Central School District as a Board Member; Hickory Hill Figure Skating Club as a Board Member, Secretary, and President; the Skating Club of New York as a Board Member and President; and the Carl Schurz Park Association. Ms. Hauck received her Bachelor’s degree in Economics from the University of California, Berkeley.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law and Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is Chairman of the Trust’s Audit Committee and has been designated as the audit committee financial expert. He serves on the boards of other funds in the Gabelli Fund Complex. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. He serves on the Board of Trustees of Long Island University in Brookville, NY and the Fordham Preparatory School. Mr. Nakamura is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. He is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Trust’s Nominating, Audit, and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He also serves as the Lead Independent Trustee of the Trust. He is a member of the Trust’s Audit Committee, ad hoc Proxy Voting Committee, and both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Trust. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Committees are entirely comprised of Independent Trustees. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Trustees may from time to time also serve on this separate committee.

All of the Trust’s Trustees, except for Mr. Galluccio, are independent, and the Board believes they are able to provide effective oversight of the Trust’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Trust’s operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Advisers, the Sub-Advisers, the sub-administrator and the officers of the Trust are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Trust through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Advisers at Board meetings the levels and types of risks, being undertaken by the Trust, and the Audit Committee discusses the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Trust: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Trust does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Funds participate in multi-fund ad hoc Compensation Committees described above).

The Trust’s Audit Committee consists of four members: Messrs. Nakamura (Chairman), Conn, Roeder, and Zizza, who are Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 10, 2021. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and to act as a liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended September 30, 2022, the Audit Committee met twice.

The Trust’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Conn, and Roeder, who are Independent Trustees of the Trust. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2022.

The ad hoc Proxy Voting Committee consists of three members: Messrs. Conn (Chairman), Roeder, and Zizza, who are Independent Trustees of the Trust. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Advisers, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2022.

Trustee Ownership of Trust Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Gabelli Fund Complex beneficially owned by each Trustee as of December 31, 2022.

Name of Trustee	Fund	Dollar Range of Equity Securities Held in each Fund	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED TRUSTEE:
Nicholas F. Galluccio	TETON Westwood Mighty Mites Fund	E	E
	TETON Westwood SmallCap Equity Fund	E
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A
INDEPENDENT TRUSTEES:
Anthony S. Colavita	TETON Westwood Mighty Mites Fund	A	A
	TETON Westwood SmallCap Equity Fund	A
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A

James P. Conn	TETON Westwood Mighty Mites Fund	A	E
	TETON Westwood SmallCap Equity Fund	A
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A

Leslie F. Foley	TETON Westwood Mighty Mites Fund	A	B
	TETON Westwood SmallCap Equity Fund	A
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A

Mary E. Hauck	TETON Westwood Mighty Mites Fund	A	E
	TETON Westwood SmallCap Equity Fund	A
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A

Michael J. Melarkey	TETON Westwood Mighty Mites Fund	D	E
	TETON Westwood SmallCap Equity Fund	C
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	C
	TETON Westwood Balanced Fund	A

Kuni Nakamura	TETON Westwood Mighty Mites Fund	C	E
	TETON Westwood SmallCap Equity Fund	C
	TETON Convertible Securities Fund	E
	TETON Westwood Equity Fund	B
	TETON Westwood Balanced Fund	C

Werner J. Roeder	TETON Westwood Mighty Mites Fund	A	E
	TETON Westwood SmallCap Equity Fund	A
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A

Name of Trustee	Fund	Dollar Range of Equity Securities Held in each Fund	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

Salvatore J. Zizza	TETON Westwood Mighty Mites Fund	C	E
	TETON Westwood SmallCap Equity Fund	A
	TETON Convertible Securities Fund	A
	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A

*	Key to Dollar Ranges- Information as of December 31, 2022
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2022, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Funds’ Advisers.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
James P. Conn	Same	PMV Consumer Acquisitions Corp.	Warrants	$11	*
Michael Melarkey	Same	PMV Consumer Acquisitions Corp.	Warrants	$11	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$7,031	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$347	*
Kuni Nakamura	Same	M-Tron Industries Inc.	Common Stock	$7,595	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$753,665	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Limited Partnership	$3,014,341	1.55%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partnership Interests	$337,362	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

All of the Trustees were elected at a meeting of shareholders held on July 11, 2017. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the Trust’s outstanding shares may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. In accordance with the 1940 Act and the Trust’s Amended and Restated Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.

The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not affiliated with the Advisers, Sub-Advisers or G.distributors, LLC (the “Distributor” or “G.distributors”). Each Trustee is paid an annual fee of $9,000 and $2,000 for each meeting attended in person and by telephone, including Committee meetings. The Lead Independent Trustee receives an additional $2,000 per annum and the Chairman of the Audit Committee receives an annual fee of $3,000. A Trustee may receive a single meeting fee, allocated among participating funds in the Fund Complex, for attending certain meetings held on behalf of multiple funds.

COMPENSATION TABLE

Aggregate Compensation from Registrant

(Fiscal Year)

The following table sets forth certain information regarding the compensation of the Trust’s Trustees. No Officer or person affiliated with the Trust received compensation in excess of $60,000 from the Trust for the fiscal year ended September 30, 2022.

Name of Person and Position	Aggregate Compensation From the Trust	Aggregate Compensation From the Trust and Fund Complex*
Interested Trustee
Nicholas F. Galluccio,
Trustee and Portfolio Manager	$0	$0	(0)

Independent Trustees
Anthony S. Colavita, Trustee	$17,000	$166,000	(22)
James P. Conn, Trustee	$19,000	$278,000	(23)
Leslie F. Foley, Trustee	$17,000	$92,000	(14)
Mary E. Hauck, Trustee	$17,000	$72,000	(9)
Michael J. Melarkey, Trustee	$17,000	$193,500	(23)
Kuni Nakamura, Trustee	$19,000	$356,250	(36)
Werner J. Roeder, Trustee	$19,000	$159,750	(20)
Salvatore J. Zizza, Trustee	$21,000	$322,250	(34)

*

Represents the total compensation paid to such persons for the fiscal year ended September 30, 2022. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “Fund Complex” as the Trust because they have common or affiliated investment advisers.

Code of Ethics

The Trust, its Advisers, its Sub-Advisers and Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Proxy Voting Policies

The Adviser

The Trust, on behalf of the SmallCap Equity Fund, has delegated the voting of portfolio securities to the SmallCap Adviser in its capacity as the SmallCap Equity Fund’s investment adviser. The SmallCap Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the SmallCap Adviser has voting discretion, including the SmallCap Equity Fund. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Advisers subscribe to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the SmallCap Adviser and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Company to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Sub-Advisers

The Trust, on behalf of the Equity Fund and Balanced Fund, has delegated the voting of portfolio securities to Westwood in its capacity as the Funds’ sub-adviser. The Trust, on behalf of the Convertible Securities Fund and Mighty Mites Fund, has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Funds’ sub-adviser. The Sub-Advisers have adopted a Proxy Voting Policy for the voting of proxies on behalf of client accounts for which the Sub-Advisers have voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

The Trust files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing for the Trust is available without charge, upon request, by calling toll free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of December 31, 2022, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of any Fund.

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

MIGHTY MITES FUND

CLASS AAA

Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds San Francisco, CA 94105-1901	22.21%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	17.86%	Record

TD Ameritrade Inc For the Exclusive Benefit of Our Clients Omaha, NE 68103-2226	9.38%	Record

CLASS A

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY 10004-1965	21.19%	Record

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit of its Customers Jacksonville, FL 32246-6484	12.92%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	12.45%	Record

American Enterprise Investment Svc Minneapolis, MN 55402-2405	7.85%	Record

TD Ameritrade Inc FBO Our Customers Omaha, NE 68103-2226	7.69%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	7.22%	Record

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	6.27%	Record

Pershing LLC Jersey City, NJ 07399-0001	6.23%	Record

CLASS C

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	19.67%	Record

American Enterprise Investment Svc Minneapolis, MN 55402-2405	15.50%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	13.03%	Record

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	10.86%	Record

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY 10004-1965	10.71%	Record

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	10.37%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	7.61%	Record

Pershing LLC Jersey City, NJ 07399-0001	5.66%	Record

CLASS I

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit of its Customers Jacksonville, FL 32246-6484	22.89%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	19.04%	Record

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY 10004-1965	16.17%	Record

American Enterprise Investment Svc Minneapolis, MN 55402-2405	8.53%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	7.23%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	6.21%	Record

SMALL CAP EQUITY FUND

CLASS AAA

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	7.13%	Record

UMB Bank NA Cust IRA FBO Robin C. Cozby Huntsville, AL 35824-3509	5.39%	Record

CLASS A

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY 10004-1965	34.78%	Record

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager Minneapolis, MN 55401-7554	17.28%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	14.86%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	6.31%	Record

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	5.65%	Record

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	5.42%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	5.32%	Record

CLASS C

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	38.29%	Record

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager Minneapolis, MN 55401-7554	21.34%	Record

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	18.71%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	13.42%	Record

CLASS I

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager Minneapolis, MN 55401-7554	20.35%	Record

LPL Financial San Diego, CA 92121-3091	17.84%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	13.36%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	13.02%	Record

UMB Bank NA Cust IRA FBO Nicola F. Galluccio Greenwich, CT 06830-7021	9.31%	Beneficial

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

CONVERTIBLE SECURITIES FUND

CLASS AAA

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	14.88%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	12.44%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	8.53%	Record

Pershing LLC Jersey City, NJ 07399-0001	7.77%	Record

CLASS A

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	38.64%	Record

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	21.10%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	11.35%	Record

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	8.61%	Record

Lorraine Whalen TTEE West Palm Beach, FL 33417-8414	6.94%	Beneficial

LPL Financial San Diego, CA 92121-3091	5.03%	Record

CLASS C

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	25.83%	Record

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

Pershing LLC Jersey City, NJ 07399-0001	24.29%	Record

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	19.45%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	13.61%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	7.69%	Record

CLASS I

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	31.47%	Record

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	19.56%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	17.93%	Record

Kevin Keeley Chicago, IL 60604	16.80%	Beneficial

Charles Schwab & Co Inc Special Custody Acct FBO Ben of Custs Attn Mutual Funds San Francisco, CA 94105-1901	16.60%	Record

EQUITY FUND

CLASS AAA

Charles Schwab & Co Inc. Special Custody Acct FBO Ben of Custs Attn Mutual Funds San Francisco, CA 94105-1901	15.94%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	12.15%	Record

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

CLASS A

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	28.49%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	20.08%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	10.24%	Record

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	6.56%	Record

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY 10004-1932	5.60%	Record

American Enterprise Investment Svc Minneapolis, MN 55402-2405	5.37%	Record

Pershing LLC Jersey City, NJ 07399-0001	5.35%	Record

CLASS C

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	59.30%	Record

Andrea Koutsis Paramus, NJ 07652-5751	40.70%	Beneficial

CLASS I

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	33.12%	Record

Ascensus Trust Company FBO Adelman Hirsch & Connors, LLP 401(K) Fargo, ND 58106-0758	13.48%	Record

Margaret R. Colavita Eastchester, NY 10709-5210	11.77%	Beneficial

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager Minneapolis, MN 55401-7554	11.63%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	11.04%	Record

Pilkington & Leggett PC TTEE White Plains, NY 10605-1511	5.48%	Record

BALANCED FUND

CLASS AAA

Charles Schwab & Co Inc. Special Custody Acct FBO Ben of Custs Attn Mutual Funds San Francisco, CA 94105-1901	23.73%	Record

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	13.45%	Record

TD Ameritrade Inc For Exclusive Benefit of Our Clients Omaha, NE 68103-2226	7.14%	Record

CLASS A

Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA 94105-1901	19.34%	Record

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	19.10%	Record

Morgan Stanley Smith Barney LLC For the Excusive Benefit of its Customers New York, NY 10004-1965	12.17%	Record

American Enterprise Investment Svc Minneapolis, MN 55402-2405	7.89%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	7.05%	Record

Pershing LLC Jersey City, NJ 07399-0001	5.81%	Record

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-1995	5.62%	Record

CLASS C

Pershing LLC Jersey City, NJ 07399-0001	55.30%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn Department Manager Weehawken, NJ 07086-6761	21.21%	Record

American Enterprise Investment Svc Minneapolis, MN 55402-2405	10.42%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	6.06%	Record

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	5.38%	Record

CLASS I

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	32.59%	Record

Ascensus Trust Company FBO Adelman Hirsch & Connors, LLP 401(K) Fargo, ND 58106-0758	15.56%	Record

Ascensus Trust Company Morris Law Group, LTD 401(K) Fargo, ND 58106-0758	13.33%	Record

SEI Private Trust Company Attn: Mutual Fund Administrator Oaks, PA 19456-9989	11.17%	Record

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	11.00%	Record

Morgan Stanley Smith Barney LLC For the Excusive Benefit of its Customers New York, NY 10004-1965	5.32%	Record

†	Beneficial ownership of shares representing 25% or more of the outstanding shares of a Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of December 31, 2022, as a group, the Officers and Trustees of each Fund owned less than 1% of the Mighty Mites Fund, the Convertible Securities Fund, the Balanced Fund, and Equity Fund, and 12.18% of the SmallCap Equity Fund.

As of December 31, 2022, 12.11% of the Convertible Securities Fund was beneficially owned by affiliates of the Adviser.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisers and Sub-Advisers

Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire advisory business, operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Teton Advisors, Inc. is now the holding company and parent of the Adviser. The ownership of the parent company is unchanged and the consummation of the reorganization did not result in a change of its control. The Adviser will serve as the investment adviser to the Mighty Mites Fund, the Convertible Securities Fund, the Equity Fund and the Balanced Fund pursuant to an investment management agreement identical to the previous agreement between the Funds and Teton Advisors, Inc.

Also, in connection with this internal reorganization, Teton Advisers, Inc. transferred the investment management agreement with the SmallCap Equity Fund and the portfolio team that managed the SmallCap Equity Fund to Keeley-Teton Advisers, LLC, a wholly-owned subsidiary of Teton Advisors, Inc. The SmallCap Adviser will serve as the adviser to the SmallCap Equity Fund pursuant to an investment management agreement identical to the previous agreement between the SmallCap Equity Fund and Teton Advisors, Inc. The management and ownership of Teton Advisers, Inc. and the SmallCap Adviser are unchanged by this reorganization and the reorganization will not result in a change of control of either entity.

Teton Advisors, LLC, located at 189 Mason Street, Greenwich, CT 06830, and Keeley-Teton Advisors, LLC, located at 141 West Jackson, Suite 2150, Chicago, IL 60604, serve as investment advisers to the Funds, as described above. The Advisers make investment decisions for the Funds and continuously review and administer the Funds’ investment programs and manages the Funds’ operations under the general supervision of the Trust’s Board of Trustees (“the Board”). Each of the Advisers is a Delaware limited liability company.

Each of the Advisers monitor individual client guidelines, regulatory requirements, cash movements, and progress regarding purchases and sales of securities, Each of the Advisers’ risk management, trading, legal, accounting, compliance, and client service functions participate in the investment implementation process. As compensation for its services and the related expenses the Advisers bear, the Advisers are contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers and/or reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2022.

As of September 30, 2022, Teton Advisors, Inc. had $1.4 billion in assets under management. As discussed above, Teton Advisors, Inc. completed a reorganization by transferring its entire advisory business, operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC and Keeley-Teton Advisers, LLC, as applicable, which now serve as the Advisers of the Funds. The Advisers are each a Delaware limited liability company. The Advisers are registered investment advisers and affiliate of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the NYSE.

As of September 30, 2022, Westwood Holdings Group, Inc. (“WHG”) owned 0% of the Adviser. The Adviser has several affiliates that provide investment advisory services: Gabelli Funds, LLC (“Gabelli Funds”), an affiliate of the Adviser, serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $17.8 billion as of September 30, 2022; GAMCO Asset Management Inc.,

a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $9.8 billion as of September 30, 2022; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.8 billion as of September 30, 2022. Each of the foregoing companies, other than the Adviser, is a subsidiary of GAMI. Teton Advisors, Inc. was spun off by GAMI in March of 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, Inc. (“GGCP”), the principal shareholder of the Teton Advisors, Inc., as of September 30, 2022. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital. Westwood Management Corp. serves as sub-adviser to the Equity Fund and Balanced Fund. Gabelli Funds, LLC serves as sub-adviser to the Convertible Securities Fund and Mighty Mites Fund. The Advisers are responsible for the management of the portfolios of all other Funds in the Trust.

The Advisers currently serve as the investment advisers to all the Funds pursuant to investment advisory agreements (the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Advisers furnish a continuous investment program for the Funds’ portfolios, makes the day-to-day investment decisions for the Funds, arrange the portfolio transactions of the Funds, and generally manage the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Westwood Sub-Adviser is a wholly owned subsidiary of WHG, an institutional asset management company that was formed to hold all of the outstanding stock of the Westwood Sub-Adviser. WHG is listed on the NYSE and is owned by a diversified group of shareholders, including employees and directors of the company. As of September 30, 2022, GAMCO Asset Management, Inc. owned 5.4% of WHG, and WHG had approximately $11.5 billion in separate accounts, including those for endowments, corporations, and institutions.

Pursuant to the sub-advisory agreement between the Trust, the Adviser and the Sub-Adviser, on behalf of the Equity Fund and the Balanced Fund (the “Westwood Sub-Advisory Agreement”), the Sub-Adviser manages each applicable Fund’s portfolio of investments in accordance with the stated policies of each applicable Fund, subject to the oversight of the Board. The Sub-Adviser is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Trustees’ review at the meeting subsequent to such transactions.

Gabelli Funds, LLC, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and three funds within a Luxembourg SICAV, with combined aggregate net assets approximating $17.8 billion as of September 30, 2022. Gabelli Funds, LLC is a wholly owned subsidiary of GAMI, a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.”. Mr. Mario J. Gabelli may be deemed a “controlling person” of Gabelli Funds, LLC on the basis of his controlling interest in GAMI. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GAMI. Gabelli Funds, LLC has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $9.8 billion as of September 30, 2022; Teton Advisors, LLC, (previously Teton Advisors, Inc., with assets under management of approximately $1.4 billion as of September 30, 2022), and its affiliated investment adviser, Keeley-Teton Advisers, LLC, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.8 billion as of September 30, 2022. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., the parent of Teton Advisors, LLC, as of September 30, 2022. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Pursuant to the sub-advisory agreement between the Trust, the Adviser and Gabelli Funds, LLC, on behalf of the Convertible Securities Fund and the Mighty Mites Fund (the “Gabelli Sub-Advisory Agreement”), Gabelli Funds, LLC manages each applicable Fund’s portfolio of investments in accordance with the stated policies of that Fund, subject to the oversight of the Board. Gabelli Funds, LLC is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Trustees’ review at the meeting subsequent to such transactions.

Each Advisory Agreement, the Westwood Sub-Advisory Agreement, and the Gabelli Sub-Advisory Agreement (after its initial two-year term) is subject to annual approval by (i) the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the applicable Funds, the Advisers or Sub-Advisers, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement, the Sub-Advisory Agreement, and the Gabelli Sub-Advisory Agreement is terminable without penalty, on sixty days’ notice, by the applicable Funds’ Board or by vote of the holders of a majority of each applicable Fund’s shares, or by the Adviser or SmallCap Adviser, upon not less than 60 days’ notice with respect to the Advisory Agreement for each applicable Fund. Each Advisory Agreement, the Sub-Advisory Agreement, and the Gabelli Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The fees paid to the Advisers are allocated between the classes of shares based upon the amount of assets in each such class.

As compensation for its advisory and administrative services under the Advisory Agreements, the Advisers are paid a monthly fee based on the average daily NAV of each Fund, at the following annual rates:

Fund	Annual Advisory Fee (as a percentage of average daily net assets)
Mighty Mites Fund	1.00%
SmallCap Equity Fund	1.00%
Convertible Securities Fund	1.00%
Equity Fund	1.00%
Balanced Fund	0.75%

Under the Westwood Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Equity Fund and Balanced Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. Under the Gabelli Sub-Advisory Agreement, the Adviser pays Gabelli Funds, LLC out of its advisory fees with respect to the Mighty Mites Fund and Convertible Securities Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the annual rate of 0.32% of the Mighty Mites Fund’s and Convertible Securities Fund’s average net assets. With respect to the SmallCap Equity and Convertible Securities Funds, the Board has approved expense limitation agreements under which the Adviser or SmallCap Adviser, whichever is applicable, has contractually agreed to waive its investment advisory fees and/or reimburse the Funds’ expenses to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses and extraordinary expenses) at the levels set forth in the fee tables of the current prospectus until at least January 31, 2024. Thereafter, (a) with respect to the SmallCap Equity Fund, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, and (b) with respect to the Convertible Securities Fund, the agreement may be terminated at any time by the Fund upon written notice to the Adviser or by the Adviser with the consent of the Board; provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term. In addition, the SmallCap Equity Fund has agreed, during the two year period following any waiver or reimbursement by the SmallCap Adviser, and the Convertible Securities Fund has agreed during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent each Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Advisory Fees Earned and Advisory Fees Waived and Expenses Reimbursed by Teton Advisors, LLC.

For the Year Ended September 30,

	2022		2021		2020
	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed
Mighty Mites Fund	$6,030,550	N/A	$6,848,879	$103,485	$7,458,579	$55,544
SmallCap Equity Fund	$554,973	$217,384	$482,879	$184,043	$339,000	$154,193
Convertible Securities Fund	$581,607	$271,186	$794,924	$324,715	$619,623	$291,369
Equity Fund	$524,445	N/A	$530,396	N/A	$515,780	N/A
Balanced Fund	$371,997	N/A	$404,522	N/A	$411,571	N/A

Out of these fees for the fiscal year ended September 30, 2022, Teton Advisors, Inc. paid to the Gabelli and Westwood Sub-Advisers aggregate fees of $2,115,890 and $242,324 respectively.

The Advisory Agreements and the Sub-Advisory Agreements were most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreements, on August 16, 2022. At that meeting, the Board reviewed the written and oral presentations provided by the Teton Advisors, Inc. and Sub-Advisers in connection with the Trustees’ consideration of the Advisory Agreements and the Sub-Advisory Agreements. A discussion regarding the basis of the Board’s approval of the Advisory Agreements and the Sub-Advisory Agreements is available in the Trust’s annual report to shareholders for the fiscal year ended September 30, 2022. Pursuant to the reorganization of Teton Advisors, Inc. discussed above, the Funds’ Advisory Agreements are now between the Adviser and SmallCap Adviser, as applicable, investment management agreements identical to the previous agreement between the Funds and Teton Advisors, Inc.

The Gabelli Sub-Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreements, and, separately, by the shareholders of each Fund. At the meeting held on August 16, 2022, the Board reviewed the written and oral presentations provided by the Adviser and Gabelli Funds, LLC in connection with the Trustees’ consideration of the Gabelli Sub-Advisory Agreement. A discussion regarding the basis of the Board’s approval of the Gabelli Sub-Advisory Agreement is available in the Trust’s annual report to shareholders for the fiscal year ending September 30, 2022.

Under the Advisory Agreements, the Advisers also (i) provide the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the

Funds’ Custodian and Transfer Agent; (ii) oversee the performance of administrative and professional services to the Funds by others, including the Funds’ Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provide the Funds with adequate office space and facilities; (iv) supervise the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervise, but do not pay for, the calculation of the net asset value per share of each class of each Fund; (vi) supervise the preparation of, but do not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification of the Funds and/or its shares under such laws; and (vii) prepare notices and agendas for meetings of the Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the sub-administrator as described below under “Sub-Administrator.”

The cost of calculating each Fund’s NAV per share is an expense payable by the Trust pursuant to each Fund’s Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the applicable Adviser or SmallCap Adviser for such expenses up to $45,000. During the fiscal year ended September 30, 2022, the Mighty Mites Fund, the SmallCap Equity Fund, the Convertible Securities Fund, the Equity Fund, and the Balanced Fund reimbursed Teton Advisors, Inc. $45,000, $45,000, $26,250, $30,000, and $26,250, respectively, each in connection with the cost of computing such Fund’s NAV.

Teton Advisors, Inc. has also entered into a Service Mark and Name License Agreement (the “License Agreement”) with GAMI. The License Agreement provides the Adviser and the funds that it manages the use of certain names and service marks for the Mighty MitesTM fund. As of the reorganization of Teton Advisors, Inc. discussed above, the License Agreement has transferred to the Adviser, as relevant and applicable.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each of the Advisers and their affiliates currently serve as investment adviser to a number of investment companies and private account clients and may, in the future, act as adviser to others. It is the policy of the Advisers and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Advisers to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Affiliates of the Advisers may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Funds if the affiliates of the Advisers or their advisory accounts have or acquire a significant position in the same securities. However, the Advisers do not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Advisers or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Advisers or its affiliates have a substantial pecuniary interest. The Advisers may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Advisers or its affiliates.

Under the Advisory Agreements, each of the Adviser and the SmallCap Adviser, as applicable, is authorized on behalf of the Funds to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Advisers are permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and an affiliate of the Advisers; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Advisers to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Advisers and any investment adviser affiliated with it. The Advisers and Sub-Advisers do not consider the sales of shares of the Funds or other investment funds managed by the Advisers and their affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Funds’ portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

The Adviser is responsible for overseeing Westwood’s activities as Sub-Adviser for the Funds it sub-advises and Gabelli Funds, LLC for the Fund it sub-advises. Westwood assumes general supervision over placing orders on behalf of such Funds for the purchase or sale of portfolio securities, the Adviser performs this function for the SmallCap Equity Fund, and Gabelli Funds, LLC performs this function for the Convertible Securities Fund and Mighty Mites Fund. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups.

Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Funds regarding purchases and sales of securities and options for their portfolios is that primary consideration is to seek best execution. In seeking to implement the Funds’ policies, the Advisers or Sub-Advisers effect transactions with those brokers and dealers who the Advisers or Sub-Advisers believe can obtain the most favorable prices and are capable of providing efficient executions. If the Advisers or Sub-Advisers believe such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Advisers or Sub-Advisers of the type described in Section 28(e) of the 1934 Act, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Advisers or Sub-Advisers believe it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers through which the Funds effect securities transactions are used by the Advises or Sub-Advisers and their advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Advisers or Sub-Advisers and their advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Funds and one or more of such other accounts, or may not specifically benefit the Funds. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Advisers or Sub-Advisers has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Advisers and Sub-Advisers do consider the level of services provided and, based on such determinations, the Advisers allocated brokerage commissions of $62,098 on portfolio transactions in the principal amount of $124,713,695 during the fiscal year ended September 30, 2022, to broker-dealers who provided research services to the Advisers or Sub-Advisers.

The following tables set forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years:

TETON Westwood Mighty Mites Fund

	Year ended September 30	Year ended September 30
Total Brokerage Commissions
	2020	$478,279
	2021	$196,121
	2022	$108,368
Commissions paid to G. Research
	2020	$209,906
	2021	$23,091
	2022	$13,674

% of Total Brokerage Commissions paid to G.research	2022	12.62%
% of Total Transactions involving Commissions effected through G.research	2022	19.62%

TETON Westwood SmallCap Equity Fund

	Year ended September 30	Year ended September 30
Total Brokerage Commissions
	2020	$31,923
	2021	$28,024
	2022	$25,303
Commissions paid to G. Research
	2020	$0
	2021	$0
	2022	$0

% of Total Brokerage Commissions paid to G.research	2022	0%
% of Total Transactions involving Commissions effected through G.research	2022	0%

TETON Convertible Securities Fund

	Year ended September 30	Year ended September 30
Total Brokerage Commissions
	2020	$1,570
	2021	$833
	2022	$3,614
Commissions paid to G. Research
	2020	$780
	2021	$0
	2022	$0

% of Total Brokerage Commissions paid to G.research	2022	0%
% of Total Transactions involving Commissions effected through G.research	2022	0%

TETON Westwood Equity Fund

	Year ended September 30	Year ended September 30
Total Brokerage Commissions
	2020	$16,759
	2021	$19,583
	2022	$16,996
Commissions paid to G. Research
	2020	$0
	2021	$0
	2022	$0

% of Total Brokerage Commissions paid to G.research	2022	0%
% of Total Transactions involving Commissions effected through G.research	2022	0%

TETON Westwood Balanced Fund

	Year ended September 30	Year ended September 30
Total Brokerage Commissions
	2020	$11,609
	2021	$14,177
	2022	$12,265
Commissions paid to G. Research
	2020	$0
	2021	$0
	2022	$0

% of Total Brokerage Commissions paid to G.research	2022	0%
% of Total Transactions involving Commissions effected through G.research	2022	0%

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Advisers or Sub-Advisers but does not reduce the overall expenses of the Advisers or Sub-Advisers to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas.

The Advisers or Sub-Advisers may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Funds’ procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Advisers or Sub-Advisers are also required to furnish reports and maintain records in connection with the reviews.

The Funds’ total commissions have varied over the past three years primarily related to the volume of portfolio transactions, the changes in portfolio turnover, and the changes in total net assets.

Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates for the last two fiscal years were as follows:

Portfolio Turnover Rates

For the Year Ended September 30,

	2022	2021
TETON Westwood Mighty Mites Fund	3%	6%
TETON Westwood SmallCap Equity Fund	15%	21%
TETON Convertible Securities Fund	39%	34%
TETON Westwood Equity Fund	50%	66%
TETON Westwood Balanced Fund	46%	65%

During the fiscal year ended September 30, 2022, the Funds did not purchase securities of their regular broker-dealers or their parent companies.

PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the prospectus as primarily responsible for day to day management of the Funds (“Portfolio Managers”). All asset information is as of September 30, 2022.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli[1]	Registered Investment Companies*:	22	$15.3 billion	7	$5.2 billion
	Other Pooled Investment Vehicles:	9	$0.9 billion	7	$898.7 million
	Other Accounts:	859	$5.7 billion	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Joseph Gabelli[1]	Registered Investment Companies:	2	$1.8 billion	1	$1.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$0.5 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sarah Donnelly[1]	Registered Investment Companies:	4	$4.0 billion	1	$2.3 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	58	$54.7 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Hendi Susanto1,[2]	Registered Investment Companies:	7	$3.9 billion	3	$4.2 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	22	$5.8 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Nicholas F. Galluccio[2,6,7]	Registered Investment Companies	4	$475.8 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	10	$42.0 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Scott R. Butler[2,6,7]	Registered Investment Companies	4	$475.8 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	10	$42.0 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Brian C. Sponheimer[2,6,7]	Registered Investment Companies	6	$4.4 billion	1	$2.3 billion
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	10	$1.8 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Macrae Sykes[2,6,7]	Registered Investment Companies	6	$2.2 billion	1	$1.7 billion
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	22	$12.9 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Thomas E. Browne[2,6,7]	Registered Investment Companies	4	$475.8 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	32	$90.8 million	0	$0

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Brian P. Leonard[2,6,7]	Registered Investment Companies	4	$475.8 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	32	$90.8 million	0	$0

EXCLUDES SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Nicholas F. Galluccio[2,6,7]	Registered Investment Companies:	4	$874.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	10	$42.0 million	0	$0

EXCLUDES SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Scott R. Butler[2,6,7]	Registered Investment Companies:	4	$874.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	10	$42.0 million	0	$0

EXCLUDES SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Hendi Susanto[1,2],7	Registered Investment Companies:	7	$4.3 billion	3	$4.2 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	22	$58.1 million	0	$0

EXCLUDES SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Macrae Sykes[2,6,7]	Registered Investment Companies:	6	$2.6 billion	1	$1.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	22	$12.9 million	0	$0

EXCLUDES SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Brian C. Sponheimer[2,6,7]	Registered Investment Companies:	6	$4.8 billion	1	$2.3 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	10	$1.8 million	0	$0

EXCLUDES SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Thomas Browne, Jr.[2,6,7]	Registered Investment Companies:	4	$874.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	32	$90.8 million	0	$0

EXCLUDES SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Brian Leonard[2,6,7]	Registered Investment Companies:	4	$874.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	32	$90.8 million	0	$0

EXCLUDES CONVERTIBLE SECURITIES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Thomas H. Dinsmore[3]	Registered Investment Companies:	3	$438.8 million	0	$0
	Other Pooled Investment Vehicles:	1	$8.0 million	0	$0
	Other Accounts:	7	$3.2 million	0	$0

EXCLUDES CONVERTIBLE SECURITIES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James A. Dinsmore[3]	Registered Investment Companies:	3	$438.8 million	0	$0
	Other Pooled Investment Vehicles:	1	$8.0 million	0	$0
	Other Accounts:	5	$0.6 million	0	$0

EXCLUDES EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Matthew R. Lockridge,3,4	Registered Investment Companies:	7	$2.8 billion	0	$0
	Other Pooled Investment Vehicles:	8	$585.7 million	0	$0
	Other Accounts:	54	$2.9 billion	1	$0.1 million

EXCLUDES EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Will Sheehan[3,4]	Registered Investment Companies:	5	$1.6 billion	0	$0
	Other Pooled Investment Vehicles:	6	$583.6 million	0	$0
	Other Accounts:	40	$1.5 billion	1	$0.1 million

EXCLUDES EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Lauren Hill[3,4]	Registered Investment Companies:	6	$1.6 billion	0	$0
	Other Pooled Investment Vehicles:	6	$583.6 million	0	$0
	Other Accounts:	42	$1.5 billion	1	$0.1 million

EXCLUDES EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Michael Wall[3,4],5	Registered Investment Companies:	6	$1.6 billion	0	$0
	Other Pooled Investment Vehicles:	6	$583.6 million	0	$0
	Other Accounts:	38	$1.5 billion	1	$0.1 million

EXCLUDES BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Matthew R. Lockridge[3,4]	Registered Investment Companies:	7	$2.8 billion	0	$0
	Other Pooled Investment Vehicles:	8	$585.7 million	0	$0
	Other Accounts:	54	$2.9 billion	1	$0.1 million

EXCLUDES BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Will Sheehan[3,4]	Registered Investment Companies:	5	$1.6 billion	0	$0
	Other Pooled Investment Vehicles:	6	$583.6 million	0	$0
	Other Accounts:	40	$1.5 billion	1	$0.1 million

EXCLUDES BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Michael Wall[3,4],5	Registered Investment Companies:	6	$1.6 billion	0	$0
	Other Pooled Investment Vehicles:	6	$583.6 million	0	$0
	Other Accounts:	38	$1.5 billion	1	$0.1 million

EXCLUDES BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Lauren Hill[3,4]	Registered Investment Companies:	6	$1.6 billion	0	$0
	Other Pooled Investment Vehicles:	6	$583.6 million	0	$0
	Other Accounts:	42	$1.5 billion	1	$0.1 million

EXCLUDES BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
P. Adrian Helfert[4]	Registered Investment Companies:	5	$1.0 billion	3	$382.1 million
	Other Pooled Investment Vehicles:	6	$237.2 million	0	$0
	Other Accounts:	15	$793.9 million	1	$249.0 million

*	The total number of Registered Investment Companies (“RICs”) in the Fund Complex is 49. Mr. Gabelli is the sole portfolio manager of 5 RICs and part of the portfolio management team of 15 RICs.
[1]	Co-Portfolio Manager for the TETON Westwood Mighty Mites Fund.
[2]	Portfolio Manager for the TETON Westwood SmallCap Equity Fund.
[3]	Co-Portfolio Manager for the TETON Westwood Equity Fund.
[4]	Co-Portfolio Manager for the TETON Westwood Balanced Fund.
[5]	Mr. Wall began serving as a new co-portfolio manager for the Equity Fund and Balanced Fund as of March 1, 2022.
[6]	Associate Portfolio Manager for the TETON Westwood Mighty Mites Fund.
[7]	Includes accounts managed as of the date of this filing, based on their values as of September 30, 2022.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, some of the Portfolio Managers manage multiple accounts. As a result, these Portfolio Managers will not be able to devote all of their time to management of the Funds. These Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Funds.

Allocation of Limited Investment Opportunities. As indicated above, certain of the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Funds. In these cases, if the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Advisers, the Sub-Advisers and

their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Advisers or Sub-Advisers and their affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Advisers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Advisers and their affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Advisers may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Advisers or their affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of such Fund or the other accounts. Because of Mr. Gabelli’s position with the affiliated broker-dealer and his indirect ownership interest in the affiliated broker- dealer, he may have an incentive to use the affiliated broker-dealer to execute portfolio transactions for a Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manage. If the structure of the Advisers’, or Sub-Advisers’ management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Advisers, Sub-Advisers, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Advisers, the Sub-Advisers, and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Advisers, the Sub-Advisers, and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers of the Adviser

The compensation of portfolio managers is structured to enable the Advisers to attract and retain highly qualified professionals in a competitive environment. The portfolio managers of the Funds receive a compensation package that includes a base salary or minimum draw, a cash bonus, incentive based variable compensation, both cash and equity via awards of stock options and restricted stock. Variable equity compensation is determined based on an evaluation of quantitative and qualitative performance evaluation criteria including contribution to the firm and the integrity to each Adviser’s disciplined process, how investment ideas are generated and perform on their own merit, on an absolute basis and relative to their benchmarks and peer groups. Compensation is viewed with a long-term time horizon. Contribution to the overall investment process is an important consideration. Leveraging ideas and investment insights collaboratively from across the firm’s investment platform and resources; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of long-term success and are generally taken into consideration. Cash incentive based variable compensation is based on a percentage of net revenues received by the Advisers for managing the Funds to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than each portfolio manager’s compensation) allocable to the Funds. Additionally, portfolio managers receive similar incentive based variable cash compensation for managing other accounts based on gross revenues. These methods of compensation are based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity.

Compensation Structure for Portfolio Managers of the Gabelli Sub-Adviser other than Mario J. Gabelli

The compensation of the Portfolio Managers of the Gabelli Sub-Adviser for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short term performance.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Mighty Mites Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Mighty Mites Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMI, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager for accounts managed by affiliates. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Compensation Structure for Portfolio Managers of the Westwood Sub-Advisers

Compensation for Portfolio Managers of the Westwood Sub-Advisers is composed of three components: base salary, cash incentive compensation, and equity-based incentive compensation. Base salaries are initially set to be within the market range for similar positions. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion, and other quantitative measures for portfolio managers. While this evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, the level of compensation is not determined with specific reference to the performance of any account relative to any specific benchmark. Generally, the Westwood Sub-Advisers place greater emphasis on the Portfolio Manager’s shorter term performance in determining compensation rather than longer term performance. This evaluation places equal emphasis on the Portfolio Manager’s performance with respect to large and small accounts.

Ownership of Shares in the Funds

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by its respective portfolio managers:

Team Member	Fund	Dollar Range of Equity Securities Held in each Fund*
Mario J. Gabelli	TETON Westwood Mighty Mites Fund	E
Joseph Gabelli	TETON Westwood Mighty Mites Fund	D
Sarah Donnelly	TETON Westwood Mighty Mites Fund	E
Hendi Susanto	TETON Westwood Mighty Mites Fund	A
	TETON Westwood SmallCap Equity Fund	A
Nicholas F. Galluccio	TETON Westwood SmallCap Equity Fund	G
	TETON Westwood Mighty Mites Fund	A
Scott R. Butler	TETON Westwood SmallCap Equity Fund	D
	TETON Westwood Mighty Mites Fund	A
Macrae Sykes	TETON Westwood SmallCap Equity Fund	A
	TETON Westwood Mighty Mites Fund	A
Brian C. Sponheimer	TETON Westwood SmallCap Equity Fund	A
	TETON Westwood Mighty Mites Fund	A
Thomas Browne, Jr.	TETON Westwood SmallCap Equity Fund	A
	TETON Westwood Mighty Mites Fund	A
Brian Leonard	TETON Westwood SmallCap Equity Fund	A
	TETON Westwood Mighty Mites Fund	A
Matthew R. Lockridge	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A
Will Sheehan	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A
Lauren Hill	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A
Michael Wall[1]	TETON Westwood Equity Fund	A
	TETON Westwood Balanced Fund	A
Thomas Dinsmore	TETON Convertible Securities Fund	E
James Dinsmore	TETON Convertible Securities Fund	A
P. Adrian Helfert	TETON Westwood Balanced Fund	A

1	Mr. Wall began serving as a new co-portfolio manager for the Equity Fund and Balanced Fund as of March 1, 2022.

*	Key to Dollar Ranges- Information as of September 30, 2022
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Advisers have a sub-administration agreement for each of the Funds with Gabelli Funds. Gabelli Funds has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc., (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Trust’s operations except those performed by the Advisers under its advisory agreement with the Funds; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of each class of the Funds, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Trust shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund’s investment restrictions; (g) furnishes to the Advisers such statistical and other factual information and information regarding economic factors and trends as the Advisers from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

For the services it provides, Gabelli Funds pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Advisers and their affiliates as follows: up to $10 billion: 0.0275%; $10 billion to $15 billion: 0.0125%; $15 billion to $20 billion: 0.0100%; over $20 billion: 0.008%. The Sub-Administrator’s fee is paid by Gabelli Funds and will result in no additional expenses to the Funds.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC provides audit services and tax return preparation services in connection with the Funds.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, New York 11217, is the Custodian for the Trust’s cash and securities. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), located at, 430 W. 7th Street STE 219204, Kansas City, MO 64105-1407, performs the shareholder services and acts as the Funds’ transfer agent and dividend disbursing agent for the Trust. Neither SS&C GIDS nor The Bank of New York Mellon assists in or is responsible for investment decisions involving assets of the Trust.

Distributor

To implement the Funds’ Rule 12b-1 Plans, the Funds have entered into an Amended and Restated Distribution Agreement with the Distributor, G.distributors, a Delaware limited liability company, which is a wholly owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of their shares on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Funds are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers (“Soliciting Broker-Dealers”) pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the prospectus under “Classes of Shares—Sales Charge—Class A Shares”.

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2022.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
TETON Westwood Mighty Mites Fund:	$2,675	$0	$13,674	—
TETON Westwood SmallCap Equity Fund:	$5,225	$0	$0	—
TETON Convertible Securities Fund:	$542	$0	$0	—
TETON Westwood Equity Fund:	$39	$0	$0	—
TETON Westwood Balanced Fund:	$191	$0	$0	—

Purchasers of Class A shares of the Funds may pay an up-front sales charge. Of such sales charges, certain portions are retained by the Distributor. Set forth in the table below are the amounts of sales charges paid on the purchases of Class A shares and the amounts retained by the Distributor for the past three fiscal years.

	Fiscal Year Ended September 30,	Sales Charges Paid by Fund Shareholders of Class A Shares	Amounts Retained by Distributor
TETON Westwood Mighty Mites Fund
	2020	$31,724	$4,000
	2021	$32,483	$4,265
	2022	$26,443	$2,675
TETON Westwood SmallCap Equity Fund
	2020	$231	$30
	2021	$13,796	$1,764
	2022	$39,037	$5,225
TETON Convertible Securities Fund
	2020	$27,608	$3,677
	2021	$5,831	$788
	2022	$3,699	$542
TETON Westwood Equity Fund
	2020	$0	$0
	2021	$161	$21
	2022	$302	$39
TETON Westwood Balanced Fund
	2020	$6,761	$1,044
	2021	$3,387	$454
	2022	$1,487	$191

DISTRIBUTION PLANS

The Funds have adopted separate distribution and service plans (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, and Class C shares of each Fund. Payments may be made by the Funds under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Funds may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Funds. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Funds’ Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Trustees shall be limited to the Independent Trustees.

The Trust has entered into an Amended and Restated Distribution Agreement (the “Distribution Agreement”) with the Distributor authorizing payments to the Distributor at the following annual rates, based on each Fund’s average daily net assets:

	Share Class	Rule 12b-1 Distribution Fees (as a percentage of average daily net assets)	Service Fees (as a percentage of average daily net assets)
TETON Westwood Mighty Mites Fund	Class AAA	0.25%	N/A
	Class A	0.25%	N/A
	Class C	1.00%	0.25%
	Class I	N/A	N/A
TETON Westwood SmallCap Equity Fund	Class AAA	0.25%	N/A
	Class A	0.25%	N/A
	Class C	1.00%	0.25%
	Class I	N/A	N/A
TETON Convertible Securities Fund	Class AAA	0.25%	N/A
	Class A	0.25%	N/A
	Class C	1.00%	0.25%
	Class I	N/A	N/A
TETON Westwood Equity Fund	Class AAA	0.25%	N/A
	Class A	0.25%	N/A
	Class C	1.00%	0.25%
	Class I	N/A	N/A
TETON Westwood Balanced Fund	Class AAA	0.25%	N/A
	Class A	0.25%	N/A
	Class C	1.00%	0.25%
	Class I	N/A	N/A

Pursuant to the Plans, the Funds pay the Distributor 0.25% and 0.25% of the average daily net assets of Class AAA shares and Class A shares, and 1.00% of the average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA.

Distribution Expenses

Incurred for the Fiscal Year Ended September 30, 2022

	Class AAA	Class A	Class C

Mighty Mites	$277,127	$226,925	$375,347
SmallCap Equity	$22,607	$15,432	$21,595
Convertible Securities	$13,211	$11,108	$45,501
Equity	$121,053	$2,281	$307
Balanced	$93,486	$18,614	$8,701

During the fiscal year ended September 30, 2022, the Funds paid total distribution expenses under the Rule 12b-1 Plans then in effect of $1,253,295 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended September 30, 2022, the Distributor identified expenditures of approximately $30,600 for advertising and promotion, $7,000 for printing, postage and stationery, $24,900 for overhead support expenses, $402,400 for salaries of personnel of the Distributor, $1,247,700 for third party servicing fees, and $26,800 for advanced commissions.

The amounts included in the previous paragraph as third-party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board on a Fund-by-Fund basis, each of the Funds also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Advisers and their affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than 12b-1 fees.

Pursuant to the Distribution Agreement, the Trust appoints the Distributor as its general distributor and exclusive agent for the sale of the Funds’ shares. The Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that the continuance of such agreement shall be approved at least annually (a) by the Trust’s Board, including a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding voting securities of the Trust and by a vote of the Board. The Distribution Agreement may be terminated by either party thereto upon sixty days’ written notice.

Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds’ shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Funds the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in GAMI or its affiliates or are employed by one of their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

PURCHASE AND REDEMPTION OF SHARES

Purchases. With respect to purchases by mail, checks will be accepted if drawn in U.S. currency on a domestic bank for less than

$100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire. Third party checks are not accepted.

With respect to purchases via telephone, you may purchase additional shares of the Funds through the Automated Clearinghouse (“ACH”) system as long as your bank is a member bank of the ACH system and you have a completed, approved Investment Plan application on file with the Transfer Agent. The funding for your purchase will be automatically deducted from your ACH eligible account you designate on the application. Your investment will normally be credited to your TETON Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. Eastern Time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554).

With respect to minimum investments on purchases, no minimum initial investment is required for officers, Trustees, full-time employees of the Funds, other investment companies managed by the Sub-Advisers, the Advisers, the Administrator, the Distributor, or their affiliates, including members of the “immediate family” of such individuals and retirement plans and trusts for their benefit. The term “immediate family” refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children.

Redemptions. You may redeem your shares through the Distributor or the Transfer Agent. You may also redeem your shares through certain registered broker-dealers who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Plans.

Fund shares purchased by check or through the automatic investment plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. The Funds accept telephone requests for wire redemption in excess of $1,000, but subject to a $25,000 limitation. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser or SmallCap Adviser, whichever is applicable, believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder’s name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days’ notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $1,000 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The Mighty Mites Fund, the SmallCap Equity Fund, and the Convertible Securities Fund generally impose a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange shares within seven days or less after the purchase date. See “Redemption of Shares” in the Funds’ prospectus.

Breakpoints, Volume Discounts, and Sales Charge Waivers. Please read the Funds’ prospectus for information on breakpoints, Volume Discounts, and sales charge waivers, if any.

DETERMINATION OF NET ASSET VALUE

NAV per share is calculated separately for each class of each Fund. The NAV of Class C shares of each Fund will generally be lower than the NAV of Class A, Class I, or Class AAA shares, as applicable, as a result of the higher service and distribution-related fees to which Class C shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and ask prices, or, if there were no ask prices quoted on that day, the security is valued at the closing bid price on that day. If no bid or ask prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Advisers, which have been appointed pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board, as Valuation Designee.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on their respective exchanges, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as overseen by the Valuation Designee. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained by the Advisers from one or more dealers in the instrument.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined by the Valuation Designee under procedures established pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved overseen by the Valuation Designees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the Valuation Designees under procedures established pursuant to Rule 2a-5. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Advisers, as valuation designee, pursuant to fair valuation procedures adopted pursuant to Rule 2a-5 under the 1940 Act. Further information on fair valuation is provided in the Funds’ prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on such Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

SHAREHOLDER SERVICES

Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Funds make available to corporations a 401(k) Salary Reduction Plan. In addition, the Funds make available Individual Retirement Accounts (“IRAs,”) including IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) and IRA “Rollover Accounts.” The Funds also make available Education Savings Plans. Education Savings Plans permit eligible individuals to contribute up to $2,000 per year per beneficiary under 18 years old. Distributions from an Education Savings Plan are generally excluded from income when used for qualified higher education expenses.

The Funds also make available the Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the creation of the IRA and are either after the individual reaches age 59-1/2, because of death or disability, or for first time home buyers’ expenses. Plan support services are also available. For details contact the Distributor by calling toll free 800-GABELLI (800-422-3554). The Funds have the right to terminate any of these plans at any time giving proper notice to existing accounts.

Investors who wish to purchase Fund shares in conjunction with an IRA, including a SEP-IRA, Roth IRA, or education IRA may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit- sharing plans.

A fee may be charged by the entity acting as custodian for 401(k) Plans or IRAs, payment of which could require the liquidation of shares.

SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored IRAs, SEP-IRAs and Roth or Education Savings Plans with only one participant is normally $250, with no minimum on subsequent purchases.

The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees, and tax implications, and should consult a tax advisor.

TAXES

The following is a summary of certain U.S. Federal income tax considerations generally affecting the Funds and their shareholders that may not be described in the prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for thorough tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. Generally, in order to qualify for the tax benefits accorded to a regulated investment company, a Fund must distribute to its shareholders at least (I) 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short term capital gains over net long term capital losses), and (II) 90% of its net tax exempt income, and meet certain other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to U.S. Federal income tax on investment company taxable income and net capital gains (the excess of net long term capital gains over net short term capital losses, reported by a Fund as capital gain dividends) distributed to shareholders. If a Fund does not qualify as a regulated investment company in a taxable year, it would be subject to federal and state taxation as a normal corporation. There is no assurance that a Fund will be able to make sufficient distributions each year to eliminate all taxes at the Fund level.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of that Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers (other than securities of other regulated investment companies) which that Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar trades or businesses, or in the securities of qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from qualified publicly traded partnerships, i.e. partnerships that are traded on an established securities market or that are readily tradable on a secondary market, other than partnerships that derive 90% of their gross income from interest, dividends, capital gains, and other traditional permitted mutual fund income.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversity its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, a Fund may be required to recognize any net built-in gains with respect to certain of its assets, i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assists if a Fund had been liquidated, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies

Amounts, other than tax exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax at the Fund level. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of their capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in such prior years.

Fund Distributions

Each Fund’s policy is to declare dividends annually, except for the Balanced and Convertible Securities Funds, which declare dividends quarterly. Each Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long term capital gains, if any, reported by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. Federal tax status of distributions. Distributions are taxable to you even when paid during periods in which the share price of the Fund has declined. Tax consequences are not the primary focus of the Funds in implementing their investment objectives.

If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

Distributions by a Fund that do not constitute ordinary income dividends, exempt interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any distributions in excess of a shareholders tax basis in its shares will be treated as gain from the sale of its shares, as discussed below.

Dividends of investment company taxable income paid by the Fund will generally qualify for the 50% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 46 days during the 91-day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. Federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called “section 1256 contracts.” With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the nondeductible 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the NAV of the Fund’s shares, and if a distribution reduces the NAV below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an economic or investment standpoint, it may constitute a partial return of capital.

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an “excess distribution”) received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available (such as a mark-to-market election) that would affect the tax treatment of PFIC stock held by a Fund. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. Federal income tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and their required certifications regarding their status under the U.S. Federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and may be credited to a taxpayer’s overall U.S. Federal tax liability if the appropriate documentation is timely provided.

Sale or Redemption of Shares

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long term or short term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are currently generally subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than twelve months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares unless certain conditions are met. This rule applies where shares of a Fund are exchanged within ninety days after the date they were purchased and a class of shares of a Fund is acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Foreign Shareholders

The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on your Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Pursuant to the rules above and subject to any applicable intergovernmental agreements, withholding under FATCA applies generally with respect to distributions from your Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

State and Local Tax Considerations

The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

Distributions may be subject to state and local income taxes. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. Federal income tax laws.

The Funds do not intend to seek any rulings from the IRS or opinions of counsel with respect to taxes.

INFORMATION ABOUT THE FUNDS

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust’s Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board has authorized the issuance of eight series representing eight portfolios of the Trust (i.e., the Funds and the inactive Westwood Cash Management Fund). The Board may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for U.S. Federal income tax purposes.

Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Each Fund is comprised of four classes of shares of beneficial interest – “Class AAA” shares, “Class A” shares, “Class C” shares, and “Class I” shares. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the prospectus and in this SAI, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund’s outstanding shares represented at a meeting. The term “majority,” as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Plans and Distribution Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Amended and Restated Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under “Management of the Funds,” the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Amended and Restated Declaration of Trust, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Funds send annual and semiannual financial statements to all of their shareholders.

FINANCIAL STATEMENTS

The Funds’ Financial Statements for the fiscal year ended September 30, 2022, including the Report of PwC, independent registered public accounting firm, are incorporated by reference to the Funds’ 2022 Annual Report to Shareholders. The Funds’ Annual Report and Semiannual Report are available upon request at no charge by calling 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short term promissory obligations, and ordinarily will be evidenced by leading market positions in well- established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2